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                                                                    EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Community Financial Group, Inc.:

We consent to the use of our reports incorporated herein by reference.



                                         KPMG LLP


Nashville, Tennessee
July 19, 2000






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